First National Corporation (NASDAQCM: FXNC)

Investor Presentation

May 2024

First National Corporation

Cautionary Statement Regarding Forward-Looking Statements

First National Corporation (the Company) makes forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements may include, but are not limited to, statements regarding profitability, liquidity, adequacy of capital, allowance for loan losses, interest rate sensitivity, market risk, and growth strategy, as well as certain financial and other goals. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends," or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties.

Because of these and other uncertainties, actual future results may be materially different from the results indicated by these forward-looking statements. In addition, past results of operations do not necessarily indicate future results. The following presentation should be read in conjunction with the consolidated financial statements and related notes included in Part II, Item 8, and Item 1A. Risk Factors of the Company's Form 10-K for the year ended December 31, 2023.

Overview of First National Corporation

FirstBank
there's power in one


Locations: 20
Winchester
Strasburg
Washington D.C.
Staunton
Virginia
Richmond
Roanoke
Virginia Beach

Q1 2024 YTD Financial Snapshot

Balance Sheet	Total Assets	$1.4B
	Gross Loans	$973.0M
	Total Deposits	$1.3B
	Loans / Deposits	77.3%
Profitability	NIM	3.23%
	ROAA	0.90%
	ROAE	11.07%
	Efficiency Ratio	65.65%
Regulatory Capital	TCE / TA[3]	7.94%
	Tier 1 Leverage[1]	9.19%
	Tier 1 Capital Ratio[1]	13.20%
	Total Capital Ratio[1]	14.45%
Asset Quality	NCOs / Average Loans (annualized)	0.15%
	NPAs / Assets[2]	0.55%
	Allowance for Credit Losses / Loans	1.30%

1) Represents bank-level ratio
2) Nonperforming assets defined as nonaccrual loans and real estate owned
3) See Slide 20 for certain calculations related to Non-GAAP reconciliations
Note: Grey shading indicates FXNC market presence in respective county or city
First quarter year-to-date 2024 financial information is unaudited.

Attractive Markets of Operation

County	Market Rank	Branches (#)	Deposits In Market ($000)	Deposit Market Share (%)	'22 – '27 Proj. Pop Change (%)	'22 Median HHI ($)	'22 – '27 Proj. HHI Growth (%)
Active Branch Markets							
Shenandoah	1	3	$382,629	39.67%	3.86%	$69,157	8.96%
Winchester (City)	3	1	232,474	9.94	2.08	70,088	7.40
Botetourt	2	6	221,576	35.07	3.15	70,295	6.19
Warren	5	2	105,542	12.94	4.41	84,929	11.40
Frederick	5	2	99,966	8.13	7.15	91,460	5.49
Staunton (City)	6	1	46,091	4.36	3.05	61,340	7.26
Rockingham	8	1	43,434	3.13	4.34	79,324	12.90
Waynesboro (City)	7	1	42,391	5.93	5.05	55,372	11.60
Richmond (City)	13	1	32,607	0.10	3.65	58,185	11.00
Buckingham	3	1	25,408	21.01	2.37	60,769	10.79
Prince Edward	6	1	23,349	4.68	0.67	56,221	11.58
FXNC Average					**4.12%**	**$70,117**	**9.79%**
Virginia Average					**3.00%**	**$89,172**	**8.28%**
National Average					**2.40%**	**$75,874**	**10.12%**

Note: Sorted by the amount of First Bank deposits in market; Deposit data as of June 30, 2023
Source: S&P Global Market Intelligence; FDIC

Products Offerings and Capabilities

Commercial Banking

- Seasoned bankers
- Regional deposit specialists
- Commercial real estate, land development, and commercial & industrial loans
- Online and mobile banking
- Cash / treasury management services

Retail Banking

- 20 branches
- Call center
- Online and mobile banking
- Online deposit account opening
- Online consumer loan applications

Mortgage

- Dedicated residential MLOs
- Diverse and flexible products include construction, permanent and bridge financing
- Online mortgage applications

Wealth Management

- Experienced trust officers and operations specialists
- Estate planning, investment management of assets, trustee under an agreement, trustee under a will, individual retirement accounts, estate settlement

Balance Sheet Growth


Total Assets ($M)
5Y CAGR 13.5%
$800
$951
$1,389
$1,369
$1,419
$1,447
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1


Loans, Net ($M)
5Y CAGR 12.2%
$569
$622
$819
$913
$957
$960
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1


Total Deposits ($M)
5Y CAGR 13.0%
$706
$842
$1,249
$1,241
$1,234
$1,259
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1


Tangible Common Equity ($M)[1]
5Y CAGR 11.4%
$77
$85
$114
$105
$113
$115
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1

1) See Slide 20 for certain calculations related to Non-GAAP reconciliations
First quarter 2024 information is unaudited.

Source: S&P Global Market Intelligence

Earnings & Profitability



Net Income ($M)
$9.6
$8.9
$10.4
$16.8
$9.6
$3.2
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1



Pre-Provision Net Revenue (PPNR) ($M)2
$12.2
$13.9
$12.3
$22.6
$18.0
$5.0
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1



Net Interest Margin (%)
3.88%
3.50%
3.13%
3.44%
3.41%
3.23%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1



Efficiency Ratio (%)1
65.3%
62.5%
64.4%
61.8%
67.7%
65.7%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1

- 2020 - Remained profitable during the pandemic
- 2021 - Net income continued to increase while executing two business acquisitions
- 2022 – Earnings increased from balance sheet and net interest margin expansion as market rates began to rise
- 2023 - Net income negatively impacted by inverted yield curve and higher provision for credit losses
- Q1 2024 - Earnings and profitability stabilized as loans and deposits continued to reprice higher

1) See Slide 20 for certain calculations related to Non-GAAP reconciliations
2) Pro-provision net revenue is defined as net interest income plus noninterest income less noninterest expense
First quarter 2024 year-to-date information is unaudited.

Source: S&P Global Market Intelligence

Earnings & Profitability (cont.)


Return on Average Assets (%)
1.23%
0.98%
0.88%
1.19%
0.71%
0.90%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1


Return on Average Equity (%)
13.19%
10.92%
10.30%
15.87%
8.59%
11.07%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1

- ROA averaged 1.00% and ROE averaged 11.77% from 2019 through 2023
- 2023 profitability impacted by Q4 provision for credit loss totaling $6.0M
- Profitability stabilized in Q1 2024

First quarter 2024 year-to-date information is unaudited.

Source: S&P Global Market Intelligence

Improving Operating Leverage



FTEs (#)[1]
156
216
2014Y
2023Y



PPNR / Employee ($)
$46,667
$83,333
2014Y
2023Y



Operating Expense / Avg. Assets (%)
3.6%
2.7%
2014Y
2023Y

- The number of FTEs increased form 156 in 2014 to 216 in 2023
- PPNR per employee improved from $47k to $83k in 2023
- Asset growth outpaced expense growth resulting in an improved operating expense ratio of 2.7% in 2023

1) Full-time equivalent employees
PPNR is pre-provision net revenue, which is defined as the sum of net interest income and noninterest income less noninterest expense.

Source: S&P Global Market Intelligence

Diversified Revenue

Noninterest Income 2023Y



Other
20%
Service Charges on
Deposits
24%
Brokered
Mortgage
1%
Total Noninterest
Income
$11.8M
Wealth
Management
26%
Check Card &
ATM
29%

2023Y Noninterest Income to Total Revenue: 21%

Wealth Management Fees

2023 - $3.1M | **2024 Q1 - $0.9M**

Wealth Management Division Assets Under Management ($M)



$284.6
$338.5
$400.0
$381.0
$452.8
$475.8
2019
2020
2021
2022
2023
2024Q1

Noninterest Income 2023Y Highlights

Comparing 2023Y to 2022Y:

- Service charges on deposit accounts increased 4%
- Check card and ATM fees increased 5%
- Wealth management revenue increased 4%
- Income for bank-owned life insurance increased 5%

Source: S&P Global Market Intelligence

Asset Quality Trends

Allowance for Credit Losses on Loans / Loans (%)



0.86%
1.19%
0.69%
0.81%
1.24%
1.30%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1

Nonperforming Assets / Assets (%)



0.18%
0.71%
0.30%
0.21%
0.48%
0.55%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1

First quarter 2024 information is unaudited.

Source: S&P Global Market Intelligence

Capital Ratios and Trends

Tangible Common Equity / Tangible Assets (%)[1]


9.63%
8.93%
8.21%
7.70%
7.99%
7.94%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1

Bank Tier 1 Leverage Ratio (%)[2]


10.13%
8.80%
8.82%
9.57%
9.31%
9.19%
5.00%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1
Well Capitalized Minimum

Bank Tier 1 Risk-Based Capital Ratio (%)[2]


13.99%
14.57%
14.09%
13.82%
12.82%
13.20%
8.00%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1
Well Capitalized Minimum

Bank Total Risk-Based Capital Ratio (%)[2]


14.84%
15.82%
14.76%
14.60%
14.05%
14.45%
10.00%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1
Well Capitalized Minimum

1) See Slide 20 for certain calculations related to Non-GAAP reconciliations.
2) Represents bank-level capital ratios.
First quarter 2024 information is unaudited.

Source: S&P Global Market Intelligence

Creating Shareholder Value


Tangible Book Value per Share ($)[1]
5Y CAGR 6.2%
$15.50
$17.47
$18.28
$16.79
$18.06
$18.27
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1 YTD


Diluted EPS ($)
Common Dividends Declared per Share ($)
$1.92
$1.82
$1.86
$2.68
$1.53
$0.51
$0.36
$0.44
$0.48
$0.56
$0.60
$0.15
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1 YTD

1) See Slide 20 for certain calculations related to Non-GAAP reconciliations.
First quarter 2024 information is unaudited.

Source: S&P Global Market Intelligence

First National Growth History

1907 — First Bank opened for business in Shenandoah County, Virginia

1983 — Created First National Corporation (FXNC) as the bank holding company of First Bank

2005 — Created a Wealth Management division with a team lift from BB&T in the Winchester market

2015 — Acquired branches from Bank of America:
- Added 6 branch offices and low-cost deposits in Rockingham County, Augusta County, Prince Edward and Buckingham County. First Bank added experienced lending team to deploy deposits into loans

2017 — Expanded branch network into the Richmond market and added an experienced market president

2019 — Listed FXNC common stock on the Nasdaq Capital Market Stock Exchange

2021 — Enhanced Richmond presence with the acquisition of a loan portfolio, team and office from SmartBank
- Dynamic and experienced banking team with demonstrated ability to generate loan growth. Enhances market presence and complements the existing Richmond branch

2021 — Acquired and merged The Bank of Fincastle into First Bank.
- Added 6 branch offices in Botetourt County
- Successful retention and expansion of customer relationships in the greater Roanoke Valley region

2023 — Strengthened the Roanoke Valley Team with the addition of experienced Market President

Key Strategic Priorities

1. Focus on serving **small-to-medium size businesses** and their owners and employees
2. Continue expansion in **attractive Virginia markets** with organic growth, acquisitions and people
3. Provide **high-tech and personalized service** with calls, clicks, or in-person visits
4. **Improve productivity** with technology and improved processes
5. Further **diversify revenue streams** with additional sources of noninterest income

Investment Highlights

- Low-cost and stable deposit base with strong customer relationships
- Demonstrated ability to grow organically and through acquisitions
- Strong credit quality and disciplined underwriting
- Employees that deliver powerful actions to enhance customer relationships and connect with communities
- Energetic and experienced management team with demonstrated ability to build shareholder value
- Diversified business lines in attractive Virginia markets
- Meaningful inside ownership of 18%

The First National Difference

Operating in growth markets across Virginia

Loyal customer base with low-cost deposits

Strong enough to be opportunistic, disciplined enough to say no

Low-risk balance sheet with consistent and reliable shareholder returns

Long-tenured management with track record of success

Community involvement and corporate citizenship


FIRST BANK
there's power in one®

Appendix

Financial Highlights

($M)	Years Ended December 31,						Quarters Ended				
	2018	2019	2020	2021	2022	2023	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024
Balance Sheet											
Total Assets	$753	$800	$951	$1,389	$1,369	$1,419	$1,372	$1,374	$1,366	$1,419	$1,447
Gross Loans	$543	$575	$630	$825	$921	$969	$918	$930	$952	$969	$973
Deposits	$671	$706	$842	$1,249	$1,241	$1,234	$1,242	$1,242	$1,235	$1,234	$1,259
Gross Loans / Deposits	80.95%	81.30%	74.77%	66.08%	74.16%	78.58%	73.94%	74.87%	77.11%	78.58%	77.27%
Capital											
Total Common Equity	$67	$77	$85	$117	$108	$113	$112	$113	$109	$113	$115
TCE / TA	8.80%	9.63%	8.93%	8.21%	7.70%	7.99%	8.00%	8.00%	7.98%	7.99%	7.94%
Tier 1 Leverage Ratio[1]	9.26%	10.13%	8.80%	8.82%	9.57%	9.31%	9.70%	9.72%	9.97%	9.31%	9.19%
Tier 1 RBC Ratio[1]	12.71%	13.99%	14.57%	14.09%	13.82%	12.82%	13.94%	13.93%	13.86%	12.82%	13.20%
Total RBC Ratio[1]	13.62%	14.84%	15.82%	14.76%	14.60%	14.05%	14.88%	14.88%	14.80%	14.05%	14.45%
Earnings & Profitability											
Net Income	$10.1	$9.6	$8.9	$10.4	$16.8	$9.6	$3.8	$3.5	$3.1	($0.9)	$3.2
Provision for Credit Losses	$0.6	$0.5	$3.0	($0.7)	$1.9	$6.2	$0.0	$0.1	$0.1	$6.0	$1.0
ROAA	1.34%	1.23%	0.98%	0.88%	1.19%	0.71%	1.15%	1.02%	0.91%	(0.25%)	0.90%
ROAE	16.36%	13.19%	10.92%	10.30%	15.87%	8.59%	14.20%	12.56%	10.96%	(2.97%)	11.07%
Net Interest Margin	3.93%	3.88%	3.50%	3.13%	3.44%	3.41%	3.60%	3.36%	3.35%	3.35%	3.23%
Noninterest Income / Avg Assets	1.13%	1.10%	0.91%	0.86%	0.90%	0.86%	0.83%	0.85%	0.90%	0.89%	1.14%
Efficiency Ratio	63.05%	65.28%	62.52%	64.44%	61.75%	67.69%	65.49%	68.37%	70.67%	66.23%	65.65%
Asset Quality											
NPAs[2] / (Loans + OREO)	0.63%	0.25%	1.07%	0.50%	0.31%	0.70%	0.19%	0.07%	0.33%	0.70%	0.82%
ACL / Gross Loans	0.92%	0.86%	1.19%	0.69%	0.81%	1.24%	0.95%	0.95%	0.93%	1.24%	1.30%
NCOs / Avg Loans	0.17%	0.09%	0.07%	0.16%	0.01%	0.38%	0.41%	(0.04%)	0.01%	0.28%	0.04%

1) Represents bank-level ratio
2) Nonperforming assets defined as nonaccrual loans and real estate owned
Quarterly and year-to-date financial information is unaudited.

Source: S&P Global Market Intelligence

Non-GAAP Reconciliation

Tangible Common Equity / Tangible Assets

$000s	Years Ended December 31,						
	2018	2019	2020	2021	2022	2023	2024Q1
Total Common Equity	66,674	77,219	84,916	117,039	108,360	116,271	117,816
Less: Goodwill and Other Intangibles	472	170	19	3,184	3,166	3,147	3,143
Tangible Common Equity	**$66,202**	**$77,049**	**$84,897**	**$113,855**	**$105,194**	**$113,124**	**$114,673**
Total Assets	752,969	800,048	950,932	1,389,437	1,369,383	1,419,295	1,447,195
Less: Goodwill and Other Intangibles	472	170	19	3,184	3,166	3,147	3,143
Tangible Assets	**$752,497**	**$799,878**	**$950,913**	**$1,386,253**	**$1,366,217**	**$1,416,148**	**$1,444,052**
Tangible Common Equity / Tangible Assets	**8.80%**	**9.63%**	**8.93%**	**8.21%**	**7.70%**	**7.99%**	**7.94%**

Efficiency Ratio

$000s	2018	2019	2020	2021	2022	2023	1Q24YTD
Net Interest Income, FTE	27,833	28,217	29,666	35,120	45,906	43,738	10,931
Noninterest Income	9,157	8,552	8,225	10,172	12,621	11,784	4,047
(Gain) Loss on Sale of Securities	1	(1)	(40)	(37)	2,004	-	-
(Gain) Loss on Sale of Other Investment	-	-	-	-	(2,885)	(186)	-
(Gain) Loss on Sale of Premises and Equipment	-	-	-	-	29	(47)	-
Adjusted Total Revenue	**$36,991**	**$36,768**	**$37,851**	**$45,255**	**$57,675**	**$55,289**	**$14,978**
Noninterest Expense	23,761	24,318	23,786	32,732	35,597	37,242	9,887
Intangible Amortization (Expense)	(458)	(302)	(151)	(28)	(19)	(18)	(4)
Other Real Estate Owned Income (Expense)	20	(1)	-	(26)	106	199	-
Gain (Loss) on Disposal of Premises & Equip.	(2)	(14)	29	-	-	-	(50)
Merger Related Expenses	-	-	-	(3,514)	(69)	-	-
Adjusted Noninterest Expense	**$23,321**	**$24,001**	**$23,664**	**$29,164**	**$35,615**	**$37,423**	**$9,833**
Efficiency Ratio	**63.05%**	**65.28%**	**62.52%**	**64.44%**	**61.75%**	**67.69%**	**65.65%**

First quarter and year-to-date 2024 information is unaudited.

Source: S&P Global Market Intelligence

First National Corporation

NASDAQCM: FXNC

112 W. King Street

Strasburg, VA 22657

888-647-1265

fbvirginia.com